SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2003

Caliper Technologies Corp.

(Exact name of registrant as specified in its charter)

0-28229

(Commission File Number)

Delaware (State or other jurisdiction of incorporation)	33-0675808 (I.R.S. Employer Identification No.)

605 Fairchild Drive, Mountain View, CA 94043-2234

(Address of principal executive offices, with zip code)

(650) 623-0700

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure
SIGNATURES
EXHIBIT 99.1

Item 7.   Financial Statements, Financial Information and Exhibits.

          (c)     Exhibits.

99.1	Press release dated May 6, 2003 of the registrant

Item 9. Regulation FD Disclosure

     The information contained in this Item 9 is being furnished pursuant to Item 12 of Form 8-K “Results of Operations and Financial Condition ” in accordance with SEC Release Nos. 33-8216 and 34-47583.

     On May 6, 2003, the registrant issued a press release announcing financial results for the quarter ended March 31, 2003. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. This information and the exhibits hereto, are being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this report shall not be incorporated by reference into any filing of the registrant with the SEC, whether made before or after the date hereof, regardless of any general incorporation language in such filings.

     The attached press release also contains forward-looking statements relating to Caliper’s performance during 2003. A more thorough discussion of certain factors that may affect Caliper’s operating results is included under the captions “Risk Factors That May Affect Results of Operations and Financial Condition” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Caliper’s Annual Report on Form 10-K for the fiscal year ended December 31, 2002, and will also be included in Caliper’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2003 to be filed in the second quarter of 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Caliper Technologies Corp.

Date: May 6, 2003	By: /s/ James L. Knighton James L. Knighton President, Chief Operating Officer and Chief Financial Officer

EXHIBIT INDEX

99.1	Press release dated May 6, 2003 of the registrant